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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2002


                              CARDINAL HEALTH, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      OHIO
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       1-11373                                           31-0958666
------------------------                   ------------------------------------
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (614) 757-5000
                            -------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------------------------------------------------------


On May 8, 2002, the Board of Directors of Cardinal Health, Inc. ("the Company"), upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged Ernst and Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year ending June 30, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the Company's fiscal years ended June 30, 2001 and 2000 and through May 8, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter in connection with AA's report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated May 9, 2002, stating its agreement with such statements.

During the fiscal years ended June 30, 2001 and 2000 and through May 8, 2002, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

Exhibit
Number         Description
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16             Letter from Arthur Andersen LLP to the Securities and
                 Exchange Commission dated May 9, 2002



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                                   SIGNATURES
                                   -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               Cardinal Health, Inc.



Date:  May 9, 2002                          /s/ Richard J. Miller
                                            -----------------------------------
                                            By: Richard J. Miller
                                            Title: Executive Vice President and
                                                   Chief Financial Officer





























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                                  EXHIBIT INDEX
                                 --------------



Exhibit
Number                     Description
-------                    -----------

16                         Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated May 9, 2002